UNITED STATES
SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(D) OF
THE SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): June 16, 2004

RTW, Inc.

(Exact name of registrant as specified in its charter)

Minnesota

(State or other jurisdiction of incorporation)

0-25508	41-1440870

(Commission File Number)	(I.R.S. Employer Identification No.)

8500 Normandale Lake Blvd., Suite 1400
Bloomington, MN	55437

(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code (952) 893-0403

ITEM 7 – FINANCIAL STATEMENTS AND EXHIBITS:
ITEM 9 – REGULATION FD DISCLOSURE:
SIGNATURES
Slide Presentation

Items 1, 2, 3, 4, 5, 6, 8, 10, 11 and 12 are not applicable and therefore omitted

ITEM 7 – FINANCIAL STATEMENTS AND EXHIBITS:

(c)	Exhibits

Exhibit No.	Description of Exhibit
99.1	Slide presentation used by Jeffrey B. Murphy, President and Chief Executive Officer of RTW, Inc. in connection with the Company’s June 16, 2004 Annual Meeting of Shareholders.

ITEM 9 – REGULATION FD DISCLOSURE:

RTW, Inc. furnishes as Exhibit 99.1 to this Form 8-K, the slide presentation that will be used in conjunction with the comments to shareholders at the Annual Meeting.

SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

RTW, Inc.
Dated: June 16, 2004	By	/s/ Jeffrey B. Murphy
Jeffrey B. Murphy
President and Chief Executive Officer (Principal Executive Officer)